Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

Exhibit 10.61

NATIONAL ACCOUNT AGREEMENT

BETWEEN

AIRBORNE EXPRESS, INC.

AND

MERRIMACK SERVICES CORPORATION

d/b/a

P C CONNECTION SERVICES

THIS AGREEMENT made as of the 2 day, of June 2003 YEAR, by and between Airborne Express, Inc. (hereinafter designated as “CARRIER”), and Merrimack Services Corporation (hereinafter designated as “SENDER”).

W I T N E S S E T H

WHEREAS, CARRIER is in the air freight forwarding, air express and ground transportation business and is willing and able to provide transportation services to SENDER; and

WHEREAS, SENDER has a need and desire to use said services of CARRIER;

NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the parties agree as follows:

ARTICLE 1. SCOPE

This Agreement covers the transportation of shipments on behalf of SENDER by CARRIER, whether acting as a freight forwarder, a direct air carrier or a motor carrier. CARRIER shall be responsible for the transportation of each shipment from the point of origin at which the shipment is tendered to it to the delivery to the receiver at point of destination. This Agreement includes shipments by those subsidiaries of SENDER in which 50% or more ownership is maintained. Subsidiaries in which less than 50% ownership is maintain may be added by mutual agreement and an addendum to this Agreement in the form attached hereto as Schedule A and executed by the parties.

ARTICLE 2. EFFECTIVE DATE AND DURATION OF AGREEMENT

This Agreement shall commence upon the date first written above and shall remain in force and effect until September 11, 2005 unless terminated sooner by either party in accordance with Article 18 of this Agreement.

ARTICLE 3. TENDER AND TRANSPORTATION OF GOODS

CARRIER shall receive from SENDER such shipments as may be tendered from time to time for transportation. CARRIER shall make all reasonable effort to deliver on a timely basis.

ARTICLE 4. CARRIER REQUIREMENTS TO PROVIDE SERVIC~

For the purpose of providing the transportation services described in this Agreement, CARRIER, at its cost and expense, shall provide, furnish and/or operate equipment and control systems and shall obtain all necessary licenses to operate the same and/or furnish such services, and shall bear all costs necessary for the proper performance of the transportation services herein provided.

ARTICLE 5. COMPENSATION AND RATES

SENDER shall pay to CARRIER as compensation for the services rendered by CARRIER in accordance with the rates and charges set forth in the schedules and supplements thereto attached to this Agreement. Each schedule or supplement shall be executed by the parties, and upon execution, shall become a part of this Agreement. Schedules may only be amended in writing by both parties. The rates set forth in the attached Schedule (B) reflect a discount for volume, based upon domestic net freight charges tendered by SENDER, calculated at CARRIER’s published net rates in effect at the time of the shipments. Rates for Express, Next Afternoon, Second Day Services will increased by [**]%, Ground Delivery Services rates will increase to Airborne’s 2003 base tariff rate with a $[**] minimum, Letter Express to 15 pounds will have a [**]% discount and 16 pounds and over will receive a [**]% discount and will be in effect from September 11, 2003 until September 11, 2005. Agreed upon rates and charges will be among the best offered by the carrier for customers in like industry, purchasing similar services, with similar volumes and similar shipping characteristics.

(A) Incentive Program: SENDER and CARRIER agree that the incentive programs set forth in this Agreement are applicable providing SENDER meets and maintains volume requirements; there will be a quarterly refund of [**]%, for the first contract year of net domestic revenue if total revenue of all products exceeds [**] dollars ($[**]) and [**]%, the second contract year, if revenue for all products exceeds [**] dollars ($[**]). SHIPPER and CARRIER agree that the current refund program expires September 11, 2003 but shall be renewed effective September 12, 2003 for a period of two (2) years.

(B) Fuel Surcharge: Effective September 11, 2003 CARRIER agrees to a fuel surcharge of [**] percent ([**]%) of our published fuel surcharge. CARRIER agrees to provide thirty (30) days written notice and negotiate in good faith if SHIPPER fuel surcharges exceed [**] percent ([**]%).

(C) [**]: Effective January 1, 2004 CARRIER agrees to a [**] excluding [**] for [**] as [**]CARRIER’s web based service guide for [**] and [**] The [**] excludes [**] in CARRIER’s web based service guide [**]

The [**], set forth below, shall be [**] and is [**]. The [**] shall be [**] as follows: The [**] shall be determined for [**]. For [**] shall be used. [**] and [**] shall be based on the [**]. The [**] for [**] and [**] and [**] shall be [**].

Example for [**]: [**] total [**]% at [**] total [**]% at [**] = [**] verses [**] of [**] + [**] = [**], take [**] divided by [**] to come to [**]% [**].

[**]	[**]
[**]% +	[**]% [**]

[**]% - [**]%	[**]% [**]
[**]% - [**]%	[**]% [**]
[**]%	[**]% [**]

(D) [**]: Effective June 1, 2003 CARRIER agrees to [**] as set forth below. The [**] shall be [**] prior to [**] and a [**] from the [**]. The [**] shall be [**] that will include the [**], [**] and [**]. That [**] will be [**] to the [**] to [**].

[**]	[**]% [**]
$[**]	[**]% [**]
$[**]	[**]% [**]
$[**]	[**]% [**]
$[**]	[**]% [**]
$[**]	[**]% [**]
$[**]	[**]% [**]

Example: “If [**] for [**] is $[**], the [**] is $[**], and the [**] are $[**] for a [**] then the [**] would be $[**] ($[**] - $[**] @ [**]%). ”

ARTICLE 6. INVOICING

CARRIER will submit invoices to SENDER on a weekly basis for services provided. Payment is due in CARRIER’s Seattle Corporate Office on or before the [**]th day from date of original billing. In the event there exists a bona fide dispute regarding amounts due on specific invoices, SENDER shall pay the undisputed items and shall promptly report the disputed items to CARRIER. SENDER shall pay the amount mutually agreed to be due on any disputed invoices within [**] days after resolution of the dispute.

SENDER agrees to provide a list of accounts, including complete name and address, to be covered by this Agreement. CARRIER must be notified in writing of any changes and/or additions to the address listing at least [**] business days prior to shipment activity to ensure assignment of customer number and appropriate coding. SENDER’s Airborne-assigned customer number must be used on the shipping document as the bill-to party in order for the attached rates to apply and revenue credit to be counted.

ARTICLE 7. CARRIER INDEMNIFICATION

CARRIER shall indemnify and hold harmless SENDER from any and all claims for death of or injury to persons or property (other than shipments) to the extent arising out of CARRIER’s negligent or willful acts or omissions of CARRIER’s officers, employees and agents in the transportation of the goods of SENDER.

CARRIER shall maintain such insurance as is required by law, rules and regulations of all governmental bodies and agencies. CARRIER shall not be liable for any loss or damage caused by or resulting from the willful or negligent act(s) or omission(s) of SENDER, its officers, agents or employees.

ARTICLE 8. CARRIER RESPONSIBILITY

(A) CARRIER shall be responsible for all state, federal and local taxes imposed upon or arising out of the transportation services provided hereunder.

(B) CARRIER shall at all times comply with all applicable federal, state and local laws and the regulations of the respective regulatory bodies having jurisdiction. It is agreed that CARRIER shall at all times be an independent contractor and not an agent of SENDER.

ARTICLE 9. CONDITIONS OF CONTRACT

Shipments transported hereunder shall be subject to the conditions of this Agreement; however, for conditions not covered in this Agreement, the Conditions of Contract shall be those set forth on the CARRIER’s airbill or waybill (“ Airbill”) whether or not the SENDER and CARRIER have mutually agreed to receive shipments on Airbills or alternative documents. The Conditions of Contract incorporate by reference the rules and regulations of CARRIER’s tariffs, which are available for inspection at CARRIER’s offices.

ARTICLE 10. RECEIPT OF GOODS

The Airbill executed by CARRIER and SENDER at the time of tender of the shipment to CARRIER will constitute a receipt for SENDER’s goods unless the parties agree to another form of pickup receipt. CARRIER shall obtain signatures for shipments upon delivery to the receiver; however, for delivery to a receiver’s residence when the declared or Asset Protection value is less than $500.00, a written receipt may not be obtained if no one is present to accept the shipment.

ARTICLE 11. SHIPPING VOLUME

The rates herein stipulated are based upon an anticipated volume of shipments by SENDER and the intent that, except as otherwise specifically agreed upon, SENDER will tender the majority of all shipments to Airborne Express. Notwithstanding the foregoing, SENDER may from time to time use the services of other carriers to meet delivery requirements. The parties agree to confer if SENDER reasonably believes that its shipment transportation needs are not being met as to specific pickup and delivery locations.

ARTICLE 12. MANAGEMENT REPORTS

CARRIER will provide monthly management reports containing shipping and savings activity by originating location and other relevant information as agreed upon.

ARTICLE 13. NON TRANSFER OF AGREEMENT

This Agreement is not transferable or assignable by either party without the prior written approval of the other.

ARTICLE 14. ACCEPTANCE OF SHIPMENTS

CARRIER will make its best effort to provide the best pick up times in the park location.

CARRIER will reject a shipment prior to the performance of any transportation from origin when it reasonably appears to CARRIER that such shipment is improperly packed or packaged. In the case of rejection, CARRIER will promptly notify SENDER at origin of said rejection and will return shipment to SENDER for repackaging.

ARTICLE 15. LIMITATIONS OF LIABILITY

At the time of shipment, unless a higher value is declared or Asset Protection purchased and an additional charge paid, CARRIER’s liability, if any, for shipments lost, damaged or otherwise adversely affected while in the care, custody and control of CARRIER, shall except in the event of grossly negligent or willful acts or omissions, be limited to the lowest of the following:

(1) actual value;

(2) for a Letter Express shipment, $100;

(3) for all other shipments, $100 per piece (domestic U.S.) or $20.00 per kilogram per piece (international and Canadian).

Asset Protection is not available for Ground Delivery Service (IIGDS”).

CARRIER shall not be liable for any special, incidental or consequential damages including, but not limited to, loss of profits or income, whether or not CARRIER had knowledge that such damages might be incurred.

(B) SENDER agrees to comply with the Conditions of Contract set forth in CARRIER’s airbill and the rules and regulations of CARRIER’s tariffs, including without limitation, the following:

(1) Domestic Claims

All claims for loss or damage must be in writing and received by CARRIER within ninety (90) days [nine (9) months for GDS shipments] after the date of acceptance of the shipment by CARRIER, and all damage and/or loss discovered by the receiver after delivery, and after a clear receipt has been given to CARRIER, must be reported in writing to CARRIER within fifteen (1 5) days after delivery, provided that, if SENDER purchases Asset Protection, such claims and reports may be received by CARRIER within one (1) year after acceptance of the shipment by CARRIER. Legal action to enforce a claim must be brought by SENDER within one (1) year [two (2) years for GDS shipments] after the claim has been denied in writing by CARRIER.

(2) Claims for delay may not be filed in lieu of the Service Performance Refund as set forth in Article 5 of this Agreement effective January, 1, 2004 until January 1, 2006.

(3) CARRIER agrees that any domestic claims filed against it hereunder will be paid, declined, or a compromise offer in writing will be made, within thirty (30) days of the date the complete claim is filed by SENDER. If any such completed claim cannot be processed and disposed of within thirty (30) days after receipt thereof, CARRIER shall at that time and at the expiration of each succeeding thirty (30) day period while such claim remains pending advise SENDER in writing of the status of such claim.

(4) International Claims (including Canada)

All claims for reimbursement, except overcharges, must be in writing and received by CARRIER within one hundred twenty (120) days after acceptance of the shipment by CARRIER, provided that, if SENDER purchases Asset Protection, complaints for loss or damage must be received by CARRIER within one (1) year after shipment acceptance. In addition, in case of damage SENDER must give CARRIER a written complaint either on the airbill or by a separate notice within seven (7) days, or, if based on Warsaw amendment, fourteen (14) days after delivery of the shipments, provided that, if SENDER purchases Asset Protection, such complaint must be received by CARRIER within one (1) year after acceptance of the shipment by CARRIER. In addition, in case of delay, SENDER must give CARRIER a written complaint either on the airbill or by separate notice no later than fourteen (14) days from the date of delivery or refusal of the shipment. CARRIER will not pay any claims until the transportation charges have been paid. SENDER may not deduct the amount of the claim from those charges. Legal action to enforce a claim, other than overcharge, must be brought within two (2) years after the claim has been denied, in whole or part, by CARRIER.

(5) Claims for both domestic and international overcharges must be made in writing to CARRIER within one (1) year after the date of acceptance of the shipment by CARRIER. The amount of an overcharge claim may not be deducted from transportation charges.

ARTICLE 16. CARRIER’S LIEN

CARRIER shall have a lien on the shipment, so long as the shipment remains in its possession, for all amounts due for transportation services in connection with the shipment. This lien may be enforced by public or private sale of the shipment, as a whole or in part, at any time or place or on any terms which are commercially reasonable, after notifying SENDER thereof.

ARTICLE 17. LABOR DISPUTES

Whenever an actual or potential labor dispute is delaying or threatens to delay the timely performance by CARRIER, CARRIER will immediately give notice thereof to SENDER. Such notice will include all relevant information with respect to such dispute. Notwithstanding other conditions of the agreement, in the event the CARRIER is unable to make pickups and/or deliveries the SENDER will be permitted to use another carrier without violation of this agreement.

ARTICLE 18. TERMINATION

SENDER or CARRIER may terminate this Agreement upon [**] days written notice to the other party in the event of any material breach of any of the provisions of this Agreement which remains uncured [**] days after written notice of breach. SHIPPER’s sole remedy for material breach of this Agreement is SHIPPER’ right to terminate this Agreement pursuant to Article 18.

ARTICLE 19. NOTICES

All notices which may be given in connection with this Agreement shall be in writing, shall either be sent postage prepaid by certified mail with return receipt requested or by air express carrier service addressed to the other party at its address shown below and shall be deemed to have been given when so sent:

SENDER	CARRIER

Merrimack Services Corporation	Airborne Express, Inc.

730 Milford Rd.	P.O. Box 662

Merrimack, NH 03054	Seattle, WA 98111

Attn: Steve Baldridge	Attn: Customer Contracts
Manager

ARTICLE 20. MODIFICATION OF AGREEMENT

No waiver, alteration or modification of the terms and conditions of this Agreement shall be binding unless in writing and signed by a duly authorized agent of CARRIER and SENDER.

ARTICLE 21. GENERAL TERMS AND CONDITIONS

(A) Paragraph headings herein are for information only and are not to be considered as part of this Agreement.

(B) A waiver by either party of any default of the other party shall not be deemed or considered as a waiver of a like default thereafter.

(C) No gratuities (in the form of entertainment, gifts of value or otherwise) shall be offered or given by one party to any officer or employee of the other party with a view toward securing a contract or securing favorable treatment with respect to the awarding of or the making of any determination with respect to the performance of such contracts.

(D) In the event of the imposition of any new or additional tax or fee on the transportation of shipments, and CARRIER desires to increase its rates to include such new or additional tax or fee, CARRIER shall give SENDER prior written notice of the rate change and the effective date thereof, which shall not be less than thirty (30) days from the date of the notice.

(E) Except as provided in Article 16 hereof, or as authorized by SENDER in writing, CARRIER shall not encumber, lease or otherwise dispose of any part of the shipments transported hereunder.

(F) Except as otherwise required by law, SENDER and CARRIER agree to maintain the confidentiality of the provisions of this Agreement, and shall not disclose its contents to any other person, firm or individual, except to their respective auditors and accountants, without prior written consent of the other.

(G) The invalidity of any provision of this Agreement shall not invalidate any remaining provision, and all valid terms and conditions of this Agreement shall be read as if the invalid terms and conditions were not present.

(H) This Agreement supersedes any prior written or oral agreements between the parties pertaining to the subject matter hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed.

MERRIMACK SERVICES CORP.		AIRBORNE EXPRESS, INC.

(SENDER)		(CARRIER)

By:	/s/ Steve Baldridge	By:	/s/ Richard F. Corrado
	Steve Baldridge		Richard F. Corrado

Date:	8/11/03	Date:

Title:	VP of Finance and Corporate Controller	Title:	Sr. Vice President, Marketinq

SCHEDULE A

TO

NATIONAL ACCOUNT AGREEMENT

Name of SENDER:	PC Connection, Inc.

PC Connection Sales Corporation

Merrimack Services Corporation

PC Connection Sales of Massachusetts, Inc.

Comteq Federal, Inc.

Comteq Federal of New Hampshire

GovConnection

More Direct

Name(s) and address(es) of subsidiaries of SENDER:

730 Milford Road

Merrimack, NH 03054

Effective date of addition of subsidiaries to National Account Agreement:

DATED this              day of                     , 200    .

SENDER:		CARRIER

Merrimack Services Corporation		AIRBORNE EXPRESS, INC.

By:	/s/ Steve Baldridge	By:	/s/ Richard F. Corrado
	Steve Baldridge		Richard F. Corrado

Date:	8/11/03	Date:

Title:	VP of Finance and Corporate Controller	Title:	Sr. Vice President, Marketinq

Schedule A

P C CONNECTION ACCOUNT NUMBER LISTING

AID	ACCT	CONSOL	EXCHANGE	PC FLAG	NAME	EXT
*YC	[**]	0			P C CONNECTION SERVICES	RTE 101A MSF555
*YC	[**]	0		LIBRA	P C CONNECTION SERVICES
*YC	[**]	56665954	SHIP EXC	LIBRA	P C CONNECTION SERVICES
*YC	[**]	0			*PC CONNECTION SERVICES
*YC	[**]	0		LIBRA	PC CONNECTION	INTL LIBRA
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES
*YC	[**]	0			P C CONNECTION SERVICES	LIBRA
*YC	[**]	56665954			GOVCONNECTION
*YC	[**]	0			P C CONNECTION SERVICES	STE 101 A
*YC	[**]	0			*P C CONNECTION SERVICE	*LINKAGE*
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES	CUSTOMER SVC 1
*YC	[**]	0		LIBRA	P C CONNECTION SERVICES
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES	LIBRA 3
*YC	[**]	0			P C CONNECTION SERVICES
*YC	[**]	0		LIBRA	P C CONNECTION SERVICES	B 3 OFFICE
*YC	[**]	0			.PC CONNECTION SERVICE	RETURNS DEPT BLDG 4
*YC	[**]	0			P C CONNECTION SERVICES
*YC	[**]	0			PC CONNECTION
*YC	[**]	0			P C CONNECTION
*YC	[**]	0			P C CONNECTION
*YC	[**]	0		CUSTSYS	*PC CONNECTION SERVICES	LINKAGE
*YC	[**]	0			P C CONNECTION SVC R3	DEPOT REPAIR
*YC	[**]	0			P C CONNECTION SVCS	BLDG 4
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES
*YC	[**]	0		CUSTSYS	P C CONNECTION SERVICES	THIRD PARTY BILLING
*YC	[**]	0			P C CONNECTION SVCS	PC REPAIR SVC
	[**]
	[**]

ADDRESS	CITY	ST	ZIP	CONTACT	PHONE	CTL STA
730 MILFORD RD	MERRIMACK	NH	03054		0	MHT
8 OPTICAL AVE	KEENE	NH	03431	MS ALLISON NORMANT	6033550010	MHT
2870 OLD STATE RT 73	WILMINGTON	OH	45177	DON KINCAID	6033529772	ISX
2870 OLD ST RT 73	WILMINGTON	OH	45177	DON KINCAID	9373824299	ISX
2870 OLD STATE RT 73	WILMINGTON	OH	45177	MR DON KINCAID	9373824800	ISX
6 MILL ST	MARLOW	NH	03456		3105326300	MHT
450 MARLBOROUGH ST	KEENE	NH	03431		0	MHT
2870 OLD STATE RT 73	WILMINGTON	OH	45177		0	ISX
7503 STANDISH PL	ROCKVILLE	MD	20855	MR SCOTT SHALMAN	3013401100	RKV
730 MILFORD RD RT	MERRIMACK	NH	03054		0	MHT
450 MARLBORO ST	KEENE	NH	03431		0	MHT
450 MARLBORO ST	KEENE	NH	03431	MS. KATHY RICARD	6033529772	MHT
730 MILFORD	MERRIMACK	NH	03054	MR DOUG CONNER	6036832203	MHT
450 MARLBORO ST	KEENE	NH	03431	LEANN KIRN	6033529772	MHT
2840 OLD STATE RT 73	WILMINGTON	OH	45177		0	ISX
2870 OLD STATE RTE 73	WILMINGTON	OH	45177		0	ISX
2841 OLD STATE ROUTE 73	WILMINGTON	OH	45177	MR DON KINCAID	9373824800	ISX
3330 STATE RTE 73 S	WILMINGTON	OH	45177	MR. . .	0	ISX
294 OLD STATE RTE 73	WILMINGTON	OH	45177		0	ISX
3900 W M RICHARDSON CT	SOUTH BEND	IN	46628		0	SBN
22985 NW EVERGREEN PKWY	HILLSBORO	OR	97124		0	WPO
2870 OLD ST RT 73	WILMINGTON	OH	45177	DON KINCAID	9373824299	ISX
2901 OLD STATE RTE 73	WILMINGTON	OH	45177	LARRY BRITAIN	9373824800	ISX
2841 OLD ST RTE 73	WILMINGTON	OH	45177	MR. . .	0	ISX
2870 OLD ST RT 73	WILMINGTON	OH	45177	DON KINCAID	9373824299	ISX
2870 OLD ST RT 73	WILMINGTON	OH	45177		0	ISX
100 P VICAL FIVE	KEENE	NH	03431	MR. . .	0	MHT

ACCOUNTING CONTROL	ADD DATE	LAST SHIP DATE
	12/9/1983	4/15/2003
	12/7/1988	6/27/2003
	9/19/1990	6/29/2003
	9/26/1990	6/25/2003
	10/28/1991	7/9/2003
	4/17/1992	10/31/2001
	1/12/1993	2/12/2003
	7/22/1993	1/23/2003
	6/21/1995	6/27/2003
	10/7/1996	6/3/2003
	10/24/1996	00/00/00
	7/2/1997	12/4/1998
	10/8/1998	6/27/2003
	11/11/1998	00/00/00
	1/28/2000	6/27/2003
	2/29/2000	2/12/2003
	4/13/2000	6/27/2003
	6/5/2000	4/2/2001
	2/28/2001	6/17/2003
	6/11/2001	8/30/2001
	8/6/2001	8/1/2001
	9/6/2001	6/29/2003
	10/11/2001	00/00/00
	4/15/2002	6/24/2003
	6/11/2002	6/28/2003
	8/27/2002	7/2/2003
	3/31/2003	00/00/00

SCHEDULE B

P C Connection

SCHEDULE B

Application of Rates and Charges

Fees and Charges apply as outlined in Airborne’s Service Guide and Tariff current at time of shipment, with the following exceptions:

Call in pickup fee: [**]

COD fee: $[**]

Delivery Area Surcharge Commercial - Air: [**]

Delivery Area Surcharge Commercial - Ground: $[**]

Delivery Area Surcharge Residential - Air:[**]

Delivery Area Surcharge Residential - Ground: $[**]

Dim Factor, Air: [**]

Express/NAS rates [**]

Residential Delivery - Air: [**]

Residential Delivery - Ground: $[**]

Saturday Delivery to Bold Red Points: [**]

Saturday Delivery to Bold Black Points: $[**]

Saturday Pickup from Bold Red Points: $[**]

Signature Required Fee: [**]

Weekly Service Fee: [**]

Prod (No Freight): $[**]

Off Shore Charges: $[**] ltr, $[**] 1-99lbs and $[**] 100lbs +.

Address Correction Fee: $[**]

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

Corpwide

Overnight Air Express

Guaranteed delivery by noon on the next business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

Corpwide

Next Afternoon Service

Guaranteed delivery by 3 p.m. on the next business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

Corpwide

Second Day Service

Guaranteed delivery by 5 p.m. on the second business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

Ground Delivery Service

Guaranteed delivery in 1-7 business days

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

P C Connection

SCHEDULE B

Canadian Service

Guaranteed delivery by noon on the next business day to most points in Canada

Lbs	Rate
Ltr (8 oz)	[**]
1	[**]
2	[**]
3	[**]
4	[**]
5	[**]
6	[**]
7	[**]
8	[**]
9	[**]
10	[**]
11	[**]
12	[**]
13	[**]
14	[**]
15	[**]
16	[**]
17	[**]
18	[**]
19	[**]
20	[**]
21	[**]
22	[**]
23	[**]
24	[**]
25	[**]
26	[**]
27	[**]
28	[**]
29	[**]
30	[**]
31	[**]
32	[**]
33	[**]
34	[**]
35	[**]
36	[**]
37	[**]
38	[**]
39	[**]
40	[**]
41	[**]
42	[**]
43	[**]
44	[**]
45	[**]
46	[**]
47	[**]
48	[**]
49	[**]
50	[**]
51	[**]
52	[**]
53	[**]
54	[**]
55	[**]
56	[**]
57	[**]
58	[**]
59	[**]
60	[**]
61	[**]
62	[**]
63	[**]
64	[**]
65	[**]
66	[**]
67	[**]
68	[**]
69	[**]
70	[**]
71	[**]
72	[**]
73	[**]
74	[**]
75	[**]
76	[**]
77	[**]
78	[**]
79	[**]
80	[**]
81	[**]
82	[**]
83	[**]
84	[**]
85	[**]
86	[**]
87	[**]
88	[**]
89	[**]
90	[**]
91	[**]
92	[**]
93	[**]
94	[**]
95	[**]
96	[**]
97	[**]
98	[**]
99	[**]
100/CWT*	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

Rates and Charges for P C Connection

OUTBOUND

DOOR TO DOOR

INTERNATIONAL EXPRESS CHARGES

DOCUMENTS AND PACKAGES

IDC ZZ7

FROM: All Bold Red/Bold Black points in the U.S.A. & Puerto Rico listed in the current A.F.C. Service Guide.

TO: For the specific points served, refer to Attachment A.

WGT / LBS	MAJOR EUROPE	MINOR EUROPE	MAJOR ASIA	JAPAN	MINOR ASIA	AUSTRALIA OCEANIA	CHINA	MEXICO	CARIB BEAN	LATIN AMERICA	MIDDLE EAST	EASTERN EUROPE	S ASIA S AFRICA	AFRICA
	A	B	C	D	E	F	G	H	I	J	K	L / M	N	O
Letter	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
* 51+	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	This rate applies to each additional pound, 51 pounds and above. Add to the 50 pound charge.

RULES AND REGULATIONS:

1.	All Light Black points in the United States and all points served in the Virgin Islands will be assessed an additional $[**] charge per shipment. No additional charges apply to points in Puerto Rico.
2.	An Advance Destination Charge may be assessed for deliveries outside the standard delivery areas. Please call 1-800-ABX-INTL for further information.
3.	Shipments to Mexico valued up to $199.00 are cleared duty free; $[**] will be added to the Scale H rates above for this service.
4.	Rates do not include duties, taxes or VAT (Value Added Tax) charges.

SUBJECT TO CHANGE WITHOUT NOTICE.	(08/07/03)

[GRAPHIC APPEARS HERE]	AIRBORNE EXPRESS DOOR TO DOOR INTERNATIONAL EXPRESS POINTS SERVED	SCHEDULE B PAGE 1

TO THE FOLLOWING COUNTRIES/CITIES:	USE REGION
Afghanistan	NO SVC
Albania	L
Algeria	O
American Samoa	F
Andorra	A
Angola	O
Anguilla	I
Antarctica	NO SVC
Antigua & Barbuda	I
Argentina	J
Armenia	M
Aruba	I
Australia	F
Austria	B
Azerbaijan	M
Azores (Portugal)	B
Bahamas	I
Bahrain	K
Bangladesh	N
Barbados	I
Belarus (Byelarus)	M
Belgium	A
Belize	J
Benin	O
Bermuda	I
Bhutan	NO SVC
Bolivia	J
Bonaire	I
Bosnia Hercegovina	L
Botswana	O
Brazil	J
British Virgin Islands	I
Brunei	F
Bulgaria	L
Burkina Faso	O
Burundi	O
Cambodia	N
Cameroon	O
Canary Is (Spain)	B
Cape Verde	O
Cayman Islands	I
Central African Republic	O
Chad	O
Channel Islands (see UK)	A
Chile	J
China	G
Colombia	J
Comoros	NO SVC
Congo	O
Congo, Dem Rep of	O
Cook Is	F
Costa Rica	J
Croatia	L
Cuba	NO SVC
Curacao	I
Cyprus	K
Czech Republic	L
Denmark	B
Djibouti	O
Dominica	I
Dominican Republic	I
Ecuador	J
Egypt	K
El Salvador	J
England, U.K.	A
Equatorial Guinea	NO SVC
Eritrea	O
Estonia	M
Ethiopia	O
Faroe Islands	L
Falkland Islands	NO SVC
Fiji	F
Finland	B
France	A
French Guiana	J
French Polynesia	F
Gabon	O
Gambia	O
Georgia	M
Germany	A
Ghana	O
Gibraltar	B
Greece	B
Greenland	B
Grenada	I
Guadeloupe	I
Guam	F
Guatemala	J
Guinea	O
Guinea Bissau	NO SVC
Guyana	J
Haiti	I
Honduras	J
Hong Kong	C
Hungary	L
Iceland	L
India	N
Indonesia	E
Iran	NO SVC
Iraq	NO SVC
Ireland	A
Ireland, Northern (UK)	A
Isle of Man (UK)	A
Israel	K
Italy	A
Ivory Coast	O
Jamaica	I
Japan	D
Jordan	K
Kazakhstan	M
Kenya	O
Kiribati	F
Korea North	NO SVC
Korea South	C

An Advance Destination charge may be assessed for deliveries outside the standard delivery area.

For further information please call 1-800-ABX-INTL. (1-800-229-4685)

Subject to change without notice.

AIRBORNE EXPRESS

TO THE FOLLOWING COUNTRIES/CITIES:	USE REGION
Kuwait	K
Kyrgyzstan (Kirghizia)	M
Laos	E
Latvia	M
Lebanon	K
Lesotho	O
Liberia	O
Libya	NO SVC
Liechtenstein	A
Lithuania	M
Luxembourg	A
Macau	C
Macedonia	L
Madagascar	O
Madeira Is (Portugal)	B
Malagasy	O
Malawi	O
Malaysia	E
Maldives	N
Mali	O
Malta	N
Marshall Islands	NO SVC
Martinique	I
Mauritania	O
Mauritius	O
Mayotte	NO SVC
Mexico	H
Micronesia	NO SVC
Moldova	M
Monaco	A
Mongolia	NO SVC
Montserrat	NO SVC
Morocco	O
Mozambique	O
Myanmar (Burma)	NO SVC
Namibia	O
Nauru	F
Nepal	N
Netherlands	A
Netherlands Antilles	I
New Caledonia	F
New Zealand	F
Nicaragua	J
Niger	O
Nigeria	O
Northern Ireland, UK	A
Northern Mariana Is	F
Norway	B
Oman	K
Pakistan	N
Palau	NO SVC
Panama	J
Papua New Guinea	F
Paraguay	J
Peru	J
Philippines	E
Poland	L
Portugal	B
Qatar	K
Reunion Island	O
Romania	L
Russia	M
Rwanda	O
Saba	I
Saipan	F
Samoa	F
San Marino	B
Sao Tome & Principe	NO SVC
Saudi Arabia	K
Scotland, U.K.	A
Senegal	O
Serbia	NO SVC
Seychelles	O
Sierra Leone	O
Singapore	C
Slovakia	L
Slovenia	L
Solomon Is	F
Somalia	NO SVC
South Africa	N
Spain	B
Sri Lanka	N
St Barthelemy Is	I
St Eustatius Is	I
St John	I
St Kitts & Nevis	I
St Lucia	I
St Maarten	I
St Vincent / Grenadine	I
Sudan	NO SVC
Surinam	J
Swaziland	O
Sweden	B
Switzerland	B
Syria	K
Tahiti	F
Taiwan	C
Tajikistan	M
Tanzania	O
Thailand	E
Togo	O
Tonga	F
Trinidad & Tobago	I
Tunisia	O
Turkey	K
Turkmenistan	M
Turks & Caicos	I
Tuvalu	F
Uganda	O
Ukraine	M
United Arab Emirates	K
United Kingdom	A
Uruguay	J
Uzbekistan	M
Vanuatu	F
Vatican City	A
Venezuela	J
Vietnam	E
Wake Island	NO SVC
Wales, U.K.	A
Wallis & Futina Islands	NO SVC
Western Sahara	NO SVC
Yemen	K
Yugoslavia	L
Zaire (see Congo, Dem Rep of)
Zambia	O
Zimbabwe	O

SCHEDULE B

P C Connection

ISX

Overnight Air Express

Guaranteed delivery by noon on the next business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

ISX

Next Afternoon Service

Guaranteed delivery by 3 p.m. on the next business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.

SCHEDULE B

P C Connection

ISX

Second Day Service

Guaranteed delivery by 5 p.m. on the second business day to most points in the U.S.

Weight Lbs	Pricing Zone
	2	3	4	5	6	7	8
Ltr (8 oz)	[**]	[**]	[**]	[**]	[**]	[**]	[**]
1	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2	[**]	[**]	[**]	[**]	[**]	[**]	[**]
3	[**]	[**]	[**]	[**]	[**]	[**]	[**]
4	[**]	[**]	[**]	[**]	[**]	[**]	[**]
5	[**]	[**]	[**]	[**]	[**]	[**]	[**]
6	[**]	[**]	[**]	[**]	[**]	[**]	[**]
7	[**]	[**]	[**]	[**]	[**]	[**]	[**]
8	[**]	[**]	[**]	[**]	[**]	[**]	[**]
9	[**]	[**]	[**]	[**]	[**]	[**]	[**]
10	[**]	[**]	[**]	[**]	[**]	[**]	[**]
11	[**]	[**]	[**]	[**]	[**]	[**]	[**]
12	[**]	[**]	[**]	[**]	[**]	[**]	[**]
13	[**]	[**]	[**]	[**]	[**]	[**]	[**]
14	[**]	[**]	[**]	[**]	[**]	[**]	[**]
15	[**]	[**]	[**]	[**]	[**]	[**]	[**]
16	[**]	[**]	[**]	[**]	[**]	[**]	[**]
17	[**]	[**]	[**]	[**]	[**]	[**]	[**]
18	[**]	[**]	[**]	[**]	[**]	[**]	[**]
19	[**]	[**]	[**]	[**]	[**]	[**]	[**]
20	[**]	[**]	[**]	[**]	[**]	[**]	[**]
21	[**]	[**]	[**]	[**]	[**]	[**]	[**]
22	[**]	[**]	[**]	[**]	[**]	[**]	[**]
23	[**]	[**]	[**]	[**]	[**]	[**]	[**]
24	[**]	[**]	[**]	[**]	[**]	[**]	[**]
25	[**]	[**]	[**]	[**]	[**]	[**]	[**]
26	[**]	[**]	[**]	[**]	[**]	[**]	[**]
27	[**]	[**]	[**]	[**]	[**]	[**]	[**]
28	[**]	[**]	[**]	[**]	[**]	[**]	[**]
29	[**]	[**]	[**]	[**]	[**]	[**]	[**]
30	[**]	[**]	[**]	[**]	[**]	[**]	[**]
31	[**]	[**]	[**]	[**]	[**]	[**]	[**]
32	[**]	[**]	[**]	[**]	[**]	[**]	[**]
33	[**]	[**]	[**]	[**]	[**]	[**]	[**]
34	[**]	[**]	[**]	[**]	[**]	[**]	[**]
35	[**]	[**]	[**]	[**]	[**]	[**]	[**]
36	[**]	[**]	[**]	[**]	[**]	[**]	[**]
37	[**]	[**]	[**]	[**]	[**]	[**]	[**]
38	[**]	[**]	[**]	[**]	[**]	[**]	[**]
39	[**]	[**]	[**]	[**]	[**]	[**]	[**]
40	[**]	[**]	[**]	[**]	[**]	[**]	[**]
41	[**]	[**]	[**]	[**]	[**]	[**]	[**]
42	[**]	[**]	[**]	[**]	[**]	[**]	[**]
43	[**]	[**]	[**]	[**]	[**]	[**]	[**]
44	[**]	[**]	[**]	[**]	[**]	[**]	[**]
45	[**]	[**]	[**]	[**]	[**]	[**]	[**]
46	[**]	[**]	[**]	[**]	[**]	[**]	[**]
47	[**]	[**]	[**]	[**]	[**]	[**]	[**]
48	[**]	[**]	[**]	[**]	[**]	[**]	[**]
49	[**]	[**]	[**]	[**]	[**]	[**]	[**]
50	[**]	[**]	[**]	[**]	[**]	[**]	[**]
51	[**]	[**]	[**]	[**]	[**]	[**]	[**]
52	[**]	[**]	[**]	[**]	[**]	[**]	[**]
53	[**]	[**]	[**]	[**]	[**]	[**]	[**]
54	[**]	[**]	[**]	[**]	[**]	[**]	[**]
55	[**]	[**]	[**]	[**]	[**]	[**]	[**]
56	[**]	[**]	[**]	[**]	[**]	[**]	[**]
57	[**]	[**]	[**]	[**]	[**]	[**]	[**]
58	[**]	[**]	[**]	[**]	[**]	[**]	[**]
59	[**]	[**]	[**]	[**]	[**]	[**]	[**]
60	[**]	[**]	[**]	[**]	[**]	[**]	[**]
61	[**]	[**]	[**]	[**]	[**]	[**]	[**]
62	[**]	[**]	[**]	[**]	[**]	[**]	[**]
63	[**]	[**]	[**]	[**]	[**]	[**]	[**]
64	[**]	[**]	[**]	[**]	[**]	[**]	[**]
65	[**]	[**]	[**]	[**]	[**]	[**]	[**]
66	[**]	[**]	[**]	[**]	[**]	[**]	[**]
67	[**]	[**]	[**]	[**]	[**]	[**]	[**]
68	[**]	[**]	[**]	[**]	[**]	[**]	[**]
69	[**]	[**]	[**]	[**]	[**]	[**]	[**]
70	[**]	[**]	[**]	[**]	[**]	[**]	[**]
71	[**]	[**]	[**]	[**]	[**]	[**]	[**]
72	[**]	[**]	[**]	[**]	[**]	[**]	[**]
73	[**]	[**]	[**]	[**]	[**]	[**]	[**]
74	[**]	[**]	[**]	[**]	[**]	[**]	[**]
75	[**]	[**]	[**]	[**]	[**]	[**]	[**]
76	[**]	[**]	[**]	[**]	[**]	[**]	[**]
77	[**]	[**]	[**]	[**]	[**]	[**]	[**]
78	[**]	[**]	[**]	[**]	[**]	[**]	[**]
79	[**]	[**]	[**]	[**]	[**]	[**]	[**]
80	[**]	[**]	[**]	[**]	[**]	[**]	[**]
81	[**]	[**]	[**]	[**]	[**]	[**]	[**]
82	[**]	[**]	[**]	[**]	[**]	[**]	[**]
83	[**]	[**]	[**]	[**]	[**]	[**]	[**]
84	[**]	[**]	[**]	[**]	[**]	[**]	[**]
85	[**]	[**]	[**]	[**]	[**]	[**]	[**]
86	[**]	[**]	[**]	[**]	[**]	[**]	[**]
87	[**]	[**]	[**]	[**]	[**]	[**]	[**]
88	[**]	[**]	[**]	[**]	[**]	[**]	[**]
89	[**]	[**]	[**]	[**]	[**]	[**]	[**]
90	[**]	[**]	[**]	[**]	[**]	[**]	[**]
91	[**]	[**]	[**]	[**]	[**]	[**]	[**]
92	[**]	[**]	[**]	[**]	[**]	[**]	[**]
93	[**]	[**]	[**]	[**]	[**]	[**]	[**]
94	[**]	[**]	[**]	[**]	[**]	[**]	[**]
95	[**]	[**]	[**]	[**]	[**]	[**]	[**]
96	[**]	[**]	[**]	[**]	[**]	[**]	[**]
97	[**]	[**]	[**]	[**]	[**]	[**]	[**]
98	[**]	[**]	[**]	[**]	[**]	[**]	[**]
99	[**]	[**]	[**]	[**]	[**]	[**]	[**]
100/CWT*	[**]	[**]	[**]	[**]	[**]	[**]	[**]

*	CWT Rate applies per pound, 100 lbs +

Residential shipments may not exceed [**]% of total shipments in any given month. Reselling is prohibited.

For more information, please consult the Airborne service guide or visit www.airborne.com.

Tariff in effect at time of shipment governs all packages. Rates are supplied for informational purposes only and may differ from your actual rates at time of shipment.